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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2000


                             ARCADIA FINANCIAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


   MINNESOTA                         0-20526                     41-1664848
---------------                  ----------------              -------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


7825 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MN                       55439
---------------------------------------------                    ----------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (612) 944-9880


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On April 3, 2000, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and among Arcadia Financial Ltd., a Minnesota corporation (the "Company"), Associates First Capital Corporation, a Delaware corporation ("Associates"), and AFCC Newco, Inc., a Minnesota corporation and a wholly owned subsidiary of Associates ("Sub"), Sub was merged with and into the Company (the "Merger"), and each share of the common stock, par value $.01 per share, of the Company (the "Common Stock"), other than shares held by Associates and its subsidiaries, treasury shares, and shares with respect to which dissenter's rights were perfected, was converted into the right to receive (i) $4.90 in cash and (ii) one Residual Value Obligation of Associates, which will participate in cash flows in excess of agreed upon amounts released from the Company's existing securitization transactions. The source of the cash consideration was working capital. The principal terms of the Residual Value Obligations are set forth in Exhibit A to the Merger Agreement. The Merger was approved by the shareholders of the Company at a special meeting of shareholders held on March 31, 2000. As a result of the Merger, Associates acquired 100% of the outstanding voting securities of the Company. The description of the Merger Agreement contained herein, including the description of the Residual Value Obligations, is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         On April 3, 2000, the Company issued a press release relating to the consummation of the Merger. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of businesses acquired.

                  None.

         (b) Pro Forma financial information.

                  None.

         (c)  Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of November 12, 1999, by and among the Company, Associates and Sub.

                 99.1    Press Release of the Company, dated April 3, 2000.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARCADIA FINANCIAL LTD.


Dated: April 14, 2000                  /s/ James D. Atkinson III
                                       -----------------------------------------
                                       Name:  James D. Atkinson III
                                       Title: Chief Legal Officer and Secretary


                                       4
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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

      2.1 Agreement and Plan of Merger, dated as of November 12, 1999, by and among the Company, Associates and Sub.

     99.1                  Press Release of the Company, dated April 3, 2000.